Provisions	12 Months Ended
Dec. 31, 2011
Provisions [Abstract]
Provisions

23 Provisions

Provisions are summarized as follows:

	2010		2011
	Long-term	Short-term	Long-term	Short-term
Provisions for defined-benefit pension plans (refer to note 24)	143	8	144	9
Other postretirement benefits (refer to note 25)	6	1	7	—
Restructuring (mainly postemployment benefits and obligatory severance payments) (refer to note 7)	32	55	52	45
Deferred tax liabilities (refer to note 9)	106	2	91	1
Liability for unrecognized tax benefits	62	9	11	6
Other provisions	66	20	42	69	*

Total	415	95	347	130

*	Other short-term provisions include approximately $45 million of liabilities incurred in connection with the sale of the Sound Solutions business. Settlements of these liabilities will be reported as cash flows from discontinued operations.

The changes in total provisions excluding deferred tax liabilities and liabilities for uncertain tax positions liabilities are as follows:

	2009	2010	2011
Balances as of January 1	629	497	330
Changes:
Additions	108	83	153
Utilizations	(166)	(175)	(83)
Releases	(76)	(56)	(23)
Translation differences	2	(17)	(9)
Changes in consolidation	—	(2)	—

Balances as of December 31	497	330	368

Restructuring

The provision for restructuring generally covers benefits provided to former or inactive employees after employment but before retirement, including salary continuation, supplemental unemployment benefits and disability-related benefits and the Company's commitment to pay employees a lump sum upon the employee's dismissal or resignation.

Loss contingencies (environmental remediation and product liability)

The Company did not incur any material costs with respect to environmental remediation and product liability obligations.

Other provisions

Other provisions include provisions for employee jubilee funds totaling $21 million as of December 31, 2011 (2010: $23 million), provisions for legal claims totaling $15 million (2010: $32 million) and other various smaller items.